Loans Receivable, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Loans receivable:
Within credit term	¥ 261,434	$ 40,067	¥ 554,178
Past due	163,376	25,038	105,029
Total loans receivable	424,810	65,105	659,207
Allowance for credit losses	(5,863)	(899)	(5,147)
Loans receivable, net	¥ 418,947	$ 64,206	¥ 654,060